Organization and Recent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Organization and Recent Events

1. Organization and Recent Events

Vantage Drilling International (the “Company” or “VDI”), a Cayman Islands exempted company, is an international offshore drilling company focused on operating a fleet of modern, high specification drilling units. Our principal business is to contract drilling units, related equipment and work crews, primarily on a dayrate basis to drill oil and natural gas wells for our customers. We also provide construction supervision services for drilling units owned by others. Through our fleet of drilling units, we are a provider of offshore contract drilling services to major, national and independent oil and natural gas companies, focused primarily on international markets. The Company was previously known as Offshore Group Investment Limited and changed its corporate name to Vantage Drilling International effective February 11, 2016.

Restructuring Agreement and Emergence from Voluntary Reorganization under Chapter 11 Proceeding

On December 1, 2015, we and Vantage Drilling Company (“VDC”), our former parent company, entered into a restructuring support agreement (the “Restructuring Agreement”) with a majority of our secured creditors. Pursuant to the terms of the Restructuring Agreement, the Company agreed to pursue a pre-packaged plan of reorganization (the “Reorganization Plan”) under Chapter 11 of Title 11 of the United States Bankruptcy Code and VDC would commence official liquidation proceedings under the laws of the Cayman Islands. On December 2, 2015, pursuant to the Restructuring Agreement, the Company acquired two subsidiaries responsible for the management of the Company from VDC in exchange for a $61.5 million promissory note (the “VDC Note”). As this transaction involved a reorganization of entities under common control, it was reflected in the consolidated financial statements, at carryover basis, on a retrospective basis. Effective with the Company’s emergence from bankruptcy on February 10, 2016 (the “Effective Date”), VDC’s former equity interest in the Company was cancelled. Immediately following that event, the VDC Note was converted into 655,094 new ordinary shares of the reorganized Company (the “New Shares”) in accordance with the terms thereof, in satisfaction of the obligation thereunder, which, including accrued interest, totaled approximately $62.0 million as of such date.

On December 3, 2015 (the “Petition Date”), the Company, certain of its subsidiaries and certain VDC subsidiaries who were guarantors of the Company’s pre-bankruptcy secured debt, filed the Reorganization Plan in the United States Bankruptcy Court for the District of Delaware ( In re Vantage Drilling International (F/K/A Offshore Group Investment Limited), et al. , Case No. 15-12422). On January 15, 2016, the District Court of Delaware confirmed the Company’s pre-packaged Reorganization Plan and the Company emerged from bankruptcy on the Effective Date.

The following table summarizes the components of our pre-bankruptcy debt, all of which was reflected as Liabilities Subject to Compromise (“LSTC”) in our consolidated balance sheet as of December 31, 2015 (in thousands):

2017 Term Loan and accrued interest	$326,420
2019 Term Loan and accrued interest	344,738
7.5% Senior Notes and accrued interest	1,136,748
7.125% Senior Notes and accrued interest	736,550
Pre-petition Credit Agreement	150,000

Liabilities Subject to Compromise	$2,694,456

Pursuant to the terms of the Reorganization Plan, the term loans and senior notes were retired on the Effective Date by issuing the debtholders Units in the reorganized Company, with each Unit of securities originally consisting of one New Share and $172.61 of principal of the 1%/12% Step-Up Senior Secured Third Lien Convertible Notes due 2030 (the “Convertible Notes”), subject to adjustment upon the payment of interest in kind and certain cases of redemption of conversion of the Convertible Notes, as well as share splits, share dividends, consolidation or reclassification of the New Shares . As of June 30, 2016, taking into account the payment of interest in kind on the Convertible Notes on such date, each such unit of securities became comprised of one New Share and $173.28 of principal of Convertible Notes. The New Shares and the Convertible Notes are issued subject to the terms of an agreement that prohibits the New Shares and Convertible Notes from being transferred or exchanged separately. For every $1,000 of principal, a note holder received 1.722798 Units for the 2017 Term Loan, 1.725087 Units for the 2019 Term Loan, 1.786070 Units for the 7.5% Senior Notes, and 1.728569 Units for the 7.125% Senior Notes. In total, these debtholders received 4,344,959 Units under the Reorganization Plan.

The New Shares issued to these creditors and the Convertible Notes may only be traded together and not separately. The Convertible Notes are convertible into New Shares in certain circumstances, at a conversion price (subject to adjustment in accordance with the terms of the Indenture for the Convertible Notes) which was $95.60 as of the issue date. The Indenture for the Convertible Notes includes customary covenants that restrict among other things, the granting of liens and customary events of default, including among other things, failure to issue securities upon conversion of the Convertible Notes.

Other significant elements of the Reorganization Plan included :

Second Amended and Restated Credit Agreement. The Company’s pre-petition credit agreement was amended to (i) replace the $32.0 million revolving letter of credit commitment with a new $32.0 million revolving letter of credit facility and (ii) repay the $150 million of outstanding borrowings with (a) $7.0 million of cash and (b) the issuance of $143.0 million initial term loans (the “2016 Term Loan Facility”).

10% Senior Secured Second Lien Notes. Holders of the Company’s pre-petition term loans and senior notes claims were eligible to participate in a rights offering conducted by the Company for $75.0 million of the Company’s new 10% Senior Secured Second Lien Notes due 2020 (the “10% Second Lien Notes”). In connection with this rights offering, certain creditors entered into a “backstop” agreement to purchase 10% Second Lien Notes if the offer was not fully subscribed. The premium paid to such creditors under the backstop agreement was approximately $2.2 million, paid $1.1 million in cash and $1.1 million in additional 10% Second Lien Notes, resulting in a total issued amount of $76.1 million of 10% Second Lien Notes, and raising $73.9 million, after deducting the cash portion of the backstop premium.

The Reorganization Plan allowed the Company to continue business operations during the court proceedings and maintain all operating assets and agreements. The Company had adequate liquidity prior to the filing and did not have to seek any debtor-in-possession financing. All trade payables, credits, wages and other related obligations were unimpaired by the Reorganization Plan.

Other Events: In July 2015, we became aware that Hamylton Padilha, the Brazilian agent the Company used in the contracting of the Titanium Explorer drillship to Petroleo Brasileiro S.A. (“Petrobras”), had entered into a plea arrangement with the Brazilian authorities in connection with his role in facilitating the payment of bribes to former Petrobras executives. Among other things, Mr. Padilha provided information to the Brazilian authorities of an alleged bribery scheme between former Petrobras executives and Mr. Hsin-Chi Su, who was, at the time of the alleged bribery scheme, a member of the Board of Directors and a significant shareholder of VDC. When we learned of Mr. Padilha’s plea agreement and the allegations, we voluntarily contacted the U.S. Department of Justice (“DOJ”) and the SEC to advise them of these recent developments, as well as the fact that we had engaged outside counsel to conduct an internal investigation of the allegations. Our internal investigation is ongoing and we are cooperating with the DOJ and SEC in their investigation of these allegations. In connection with our cooperation with the DOJ and SEC, we recently advised both agencies that in early 2010, we engaged outside counsel to investigate a report of allegations of improper payments to customs and immigration officials in Asia. That investigation was concluded in 2011, and we determined at that time that no disclosure was warranted; however, in the abundance of caution, we are reviewing the matter again in light of the allegations in the Petrobras matter. Although we cannot predict the outcome of this matter, if the DOJ or the SEC determine that violations of the U.S. Foreign Corrupt Practices Act (“FCPA”) have occurred, the Company could be subject to civil and criminal sanctions, including monetary penalties, as well as additional requirements or changes to our business practices and compliance programs, any or all of which could have a material adverse effect on our business and financial condition. Additionally, if we become subject to any judgment, decree, order, governmental penalty or fine, this may constitute an event of default under the terms of our secured debt agreements and result in our outstanding debt becoming immediately due and payable.

Predecessor
Organization and Recent Events

1. Organization and Recent Events

Vantage Drilling International (the “Company” or “VDI”), a Cayman Islands exempted company, is an international offshore drilling company focused on operating a fleet of modern, high specification drilling units. Our principal business is to contract drilling units, related equipment and work crews, primarily on a dayrate basis to drill oil and natural gas wells for our customers. We also provide construction supervision services for drilling units owned by others. Through our fleet of drilling units, we are a provider of offshore contract drilling services to major, national and independent oil and natural gas companies, focused primarily on international markets. The Company was previously known as Offshore Group Investment Limited and changed its corporate name to Vantage Drilling International effective February 11, 2016.

Restructuring Agreement and Bankruptcy Proceedings under Chapter 11

On December 1, 2015, we and Vantage Drilling Company (“VDC”), entered into a restructuring support agreement (“Restructuring Agreement”) with a majority of our secured creditors. Pursuant to the terms of the Restructuring Agreement, the Company agreed to pursue a pre-packaged plan of reorganization (the “Reorganization Plan”) under Chapter 11 of Title 11 of the United States Bankruptcy Code and VDC would commence official liquidation proceedings under the laws of the Cayman Islands. On December 2, 2015, pursuant to the Restructuring Agreement, the Company acquired two subsidiaries responsible for the management of the Company from VDC in exchange for a $61.5 million promissory note (the “VDC Note”). As this transaction involved a reorganization of entities under common control, it has been reflected in the accompanying consolidated financial statements, at carryover basis, on a retrospective basis.

On December 3, 2015, the Company, certain of its subsidiaries and certain VDC subsidiaries who were guarantors of the Company’s pre-bankruptcy secured debt, filed the Reorganization Plan in the United States Bankruptcy Court for the District of Delaware (In re Vantage Drilling International (F/K/A Offshore Group Investment Limited), et al., Case No. 15-12422). On January 15, 2016, the District Court of Delaware confirmed the Company’s pre-packaged Reorganization Plan and the Company emerged from bankruptcy effective on February 10, 2016. The significant elements of the Reorganization Plan included:

Second Amended and Restated Credit Agreement. The Company entered into an amended and restated credit agreement (the “Credit Agreement”) providing for (i) $32.0 million revolving letter of credit facility to replace the Company’s existing $32.0 million revolving letter of credit commitment under its pre-petition credit facility and (ii) $143.0 million of term loans into which the claims of the lenders under the Company’s pre-petition credit facility were converted. The lenders under the Company’s pre-petition credit facility also received $7.0 million of cash under the Reorganization Plan. The obligations under the Credit Agreement are guaranteed by substantially all of the Company’s subsidiaries, subject to limited exceptions, and secured on a first priority basis by substantially all of the Company’s and the guarantors’ assets, including ship mortgages on all vessels, assignments of related earnings and insurance and pledges of the capital stock of all guarantors, in each case, subject to certain exceptions.

The maturity date of the term loans and commitments established under the Credit Agreement is December 31, 2019. Interest is payable on the unpaid principal amount of each term loan under the Credit Agreement at LIBOR plus 6.5%, with a LIBOR floor of 0.5%. The initial term loans are currently bearing interest at 7.1%.

Fees are payable on the outstanding face amount of letters of credit at a rate per annum equal to 5.50% as such rate may be increased from time to time pursuant to the terms of the Credit Agreement.

The Credit Agreement includes customary representations and warranties, mandatory prepayments, affirmative and negative covenants and events of default, including covenants that, among other things, restrict the granting of liens, the incurrence of indebtedness, the making of investments and capital expenditures, the sale or other conveyance of assets, including vessels, transactions with affiliates, prepayments of certain debt and the operation of vessels. The Credit Agreement also requires that the Company maintain certain levels of available cash (defined to include unrestricted cash and cash equivalents plus undrawn commitments).

10% Senior Secured Second Lien Notes. The Company engaged in a rights offering for $75.0 million of new 10% Senior Secured Second Lien Notes due 2020 (the “10% Second Lien Notes”) for certain holders of its secured debt claims. In connection with this rights offering, certain creditors entered into a “backstop” agreement to purchase 10% Second Lien Notes if the offer was not fully subscribed. The premium paid to such creditors under the backstop agreement was approximately $2.2 million, paid $1.1 million in cash and $1.1 million in additional 10% Second Lien Notes, resulting in a total issued amount of $76.1 million of 10% Second Lien Notes, and raising approximately $73.9 million, after deducting the cash portion of the backstop premium.

The 10% Second Lien Notes were issued at par, and are fully and unconditionally guaranteed, on a senior secured basis, by certain subsidiaries of the Company. The 10% Second Lien Notes mature on December 31, 2020, and bear interest from the date of their issuance at the rate of 10% per year. Interest on outstanding 10% Second Lien Notes is payable semi-annually in arrears, commencing on June 30, 2016. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

The Second Lien Indenture includes customary covenants and events of default, including covenants that, among other things, restrict the granting of liens, restrict the making of investments, restrict the incurrence of indebtedness and the conveyance of vessels, limit transactions with affiliates, and require that the Company provide periodic financial report.

1%/12% Step-Up Senior Secured Third Lien Convertible Notes. The Company issued 4,344,959 new ordinary shares of the reorganized Company (the “New Shares”) and $750.0 million of 1%/12% Step-Up Senior Secured Third Lien Convertible Notes due December 31, 2030 (the “Convertible Notes”) to certain creditors holding approximately $2.5 billion of pre-petition secured debt claims. The New Shares issued to these creditors and the Convertible Notes may only be traded together and not separately. The Convertible Notes are convertible into New Shares in certain circumstances, at a conversion price (subject to adjustment in accordance with the terms of the Third Lien Indenture) which was $95.60 as of the issue date. The Third Lien Indenture includes customary covenants that restrict the granting of liens and customary events of default, including, among other things, failure to issue securities upon conversion of the Convertible Notes.

Interest on the Convertible Notes is payable semi-annually in arrears commencing June 30, 2016 as a payment in kind, either through an increase in the outstanding principal amount of the Convertible Notes or, if the Company is unable to increase such principal amount, by the issuance of additional Convertible Notes. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months at a rate of 1% per annum for the first four years and then increasing to 12% per annum until maturity.

Conversion. The principal balance of the Convertible Notes (including payment in kind interest thereon) is convertible into New Shares at a conversion rate based on an initial price per share of $95.60 per New Ordinary Share, subject to adjustment, as described in the Third Lien Indenture. The Convertible Notes are convertible only (a) prior to the third anniversary of the issue date (February 10, 2016), (i) upon the instruction of holders of a majority in principal amount of the Convertible Notes or (ii) upon the full and final resolution of all potential Investigation Claims (as defined below), as determined in good faith by the board of directors of the Company (the “Board”) (which determination shall require the affirmative vote of a supermajority of the non-management directors), and (b) from and after February 10, 2019 through their maturity date of December 31, 2030, upon the approval of the Board (which approval shall require the affirmative vote of a supermajority of the non-management directors). For these purposes, (i) “supermajority of the non-management directors” means five affirmative votes of non-management directors assuming six non-management directors eligible to vote and, in all other circumstances, the affirmative vote of at least 75% of the non-management directors eligible to vote and (ii) “Investigation Claim” means any claim held by a United States or Brazilian governmental unit and arising from or related to the procurement of that certain Agreement for the Provision of Drilling Services, dated as of February 4, 2009, by and between Petrobras Venezuela Investments & Services B.V. and Vantage Deepwater Company, as amended, modified, supplemented, or novated from time to time.

Upon the occurrence of specified change of control events or certain losses of our vessels in the agreements governing our Credit Agreement, 10% Second Lien Notes or Convertible Notes, we will be required to offer to repurchase or repay all (or in the case of events of losses of vessels, an amount up to the amount of proceeds received from such event of loss) of such outstanding debt under such debt agreements at the prices and upon the terms set forth in the applicable agreements. In addition, in connection with certain asset sales, we will be required to offer to repurchase or repay such outstanding debt as set forth in the applicable debt agreements.

VDC Note. Effective with the Company’s emergence from bankruptcy, VDC’s former equity interest in the Company was cancelled. Immediately following that event, the VDC Note was converted into 655,094 New Shares in accordance with the terms thereof, in satisfaction of the obligation thereunder, which, including accrued interest, totaled approximately $62.0 million.

The Reorganization Plan allowed the Company to maintain all operating assets and agreements. All trade payables, credits, wages and other related obligations were unimpaired by the Reorganization Plan.

Debtor-In-Possession. As of December 31, 2015, we were operating our business as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code. The Bankruptcy Court granted all motions filed that were designed primarily to minimize the impact of the Chapter 11 proceedings on our operations, customers and employees. As a result, we are able to conduct normal business activities and pay all associated obligations for the period following our bankruptcy filing and we have paid (subject to caps applicable to payments of certain pre-petition obligations) pre-petition employee wages and benefits and pre-petition amounts owed to certain vendors.

Liabilities Subject to Compromise. Our financial statements include amounts classified as Liabilities Subject to Compromise, which represent liabilities that existed prior to the effectiveness of our bankruptcy plans and that were restructured under the Restructuring Agreement. These amounts include amounts related to (i) our former 2017 Term Loan (the “2017 Term Loan”), (ii) our former 2019 Term Loan (the “2019 Term Loan,” and collectively with the 2017 Term Loan, the “Term Loans”), (iii) our former 7.5% Senior Secured First Lien Notes due 2019 (the “7.5% Senior Notes”), (iv) our former 7.125% Senior Secured First Lien Notes due 2023 (the “7.125% Senior Notes”) and (v) our former secured revolving credit agreement (the “Old Credit Agreement”).

The following table summarizes the components of Liabilities Subject to Compromise included on our Consolidated Balance Sheet as of December 31, 2015 (in thousands):

December 31, 2015
2017 Term Loan and accrued interest	$326,420
2019 Term Loan and accrued interest	344,738
7.5% Senior Notes and accrued interest	1,136,748
7.125% Senior Notes and accrued interest	736,550
Old Credit Agreement	150,000

Liabilities Subject to Compromise	$2,694,456

Pursuant to the terms of the Reorganization Plan, the liabilities subject to compromise were retired on February 10, 2016 by issuing the debtholders securities in the reorganized Company, consisting of one New Share and $172.61 worth of the Convertible Notes. The New Shares and the Convertible Notes are issued subject to the terms of an agreement that prohibits the New Shares and Convertible Notes from being transferred or exchanged separately. For every $1,000 of principal, a note holder received 1.722798 New Shares and $297.37 worth of Convertible Notes for the 2017 Term Loan, 1.725087 New Shares and $297.77 worth of Convertible Notes for the 2019 Term Loan, 1.786070 New Shares and $308.29 worth of Convertible Notes for the 7.5% Senior Notes, and 1.728569 New Shares and $298.37 worth of Convertible Notes for the 7.125% Senior Notes. In total, the debtholders received 4,344,959 New Shares under the Reorganization Plan.

Reorganization Expenses. We incurred significant expenses and costs associated with our bankruptcy proceedings, principally debt issuance costs and professional fees. The amount of these costs, which are being expensed as incurred, could significantly affect our results of operations. A non-cash charge to write-off all of the unamortized debt issuance costs and associated debt discounts related to the Term Loans, the 7.5% Senior Notes and the 7.125% Senior Notes is included in Reorganization Items as these debt instruments are adjusted to their allowed claim amounts.

The following table summarizes the components included in Reorganization items in our Consolidated Statements of Operations for the year ended December 31, 2015 (in thousands):

December 31, 2015
Professional fees incurred (a)	$2,225
Write-off of debt discount and debt issuance costs on Term Loans (b)	14,498
Write-off of debt issuance costs on 7.5% Senior Notes and 7.125% Senior Notes (b)	21,517
Write-off of debt issuance costs on Old Credit Agreement (b)	1,114

Reorganization Items	$39,354

(a)	For the year ended December 31, 2015, cash payments for reorganization items totaled $0.0 million.
(b)	The carrying value of debt that is subject to compromise was adjusted to include the related unamortized debt discount and debt issuance costs; the debt is adjusted to the expected amount of allowed claims.

Condensed Combined Debtor-In-Possession Financial Information. When one or more entities in the consolidated group are in bankruptcy and one or more entities in the consolidated group are not in bankruptcy, the reporting entity is required to disclose the condensed combined financial statements of only the entities in bankruptcy. The financial statements below represent the condensed combined financial statements of the entities that filed the Reorganization Plan (the “VDI Debtors”). Intercompany transactions between the VDI Debtors have been eliminated in the financial statements herein.

Debtors’ Condensed Combined Balance Sheet (in thousands)

	As of December 31,
	2015	2014
Cash and cash equivalents	$198,594	$62,902
Other current assets	150,440	235,248

Total current assets	349,034	298,150
Property and equipment, net	2,888,463	2,993,225
Other assets	15,249	67,408

Total assets	$3,252,746	$3,358,783

Accounts payable and accrued liabilities	$59,986	$264,837
Intercompany payable to non-filing entities	3,331	13,027
Current maturities of long-term debt	—	53,500
Note payable to VDC	61,477	—

Total current liabilities	124,794	331,364
Long-term debt	—	2,497,103
Other long term liabilities	24,143	76,720
Liabilities subject to compromise	2,694,456	—
VDI shareholder’s equity	394,116	442,886
Noncontrolling interests	15,237	10,710

Total equity	409,353	453,596

Total liabilities and shareholder’s equity	$3,252,746	$3,358,783

Debtors’ Condensed Combined Statements of Operations (in thousands)

	Year Ended December 31,
	2015	2014	2013
Revenues	$755,568	$852,872	$696,669
Operating costs and expenses	502,963	543,249	431,669

Income from operations	252,605	309,623	265,000
Interest expense	(173,634)	(196,160)	(198,544)
Other, net	14,531	3,962	(100,146)
Reorganization items	(39,354)	—	—

Income (loss) before income taxes	54,148	117,425	(33,690)
Income tax provision	36,356	38,336	25,354

Net income (loss)	17,792	79,089	(59,044)
Net income (loss) attributable to noncontrolling interests	5,085	304	(423)

Net income (loss) attributable to VDI	$12,707	$78,785	$(58,621)

Debtors’ Condensed Combined Statement of Cash Flows (in thousands)

	Year Ended December 31,
	2015	2014	2013
Cash flows from operating activities
Net cash provided by (used in) operating activities	$65,495	$217,023	$(333)

Cash flows from investing activities
Additions to property and equipment	(11,325)	(18,521)	(504,958)

Net cash used in investing activities	(11,325)	(18,521)	(504,958)

Cash flows from financing activities
Proceeds from issuance of debt, net	—	—	1,092,071
Repayment of debt	(67,980)	(167,562)	(1,033,874)
Distributions to VDC	(498)	(995)	(360)
Proceeds from (repayment of) revolving credit facility	150,000	(10,000)	10,000

Net cash provided by (used in) financing activities	81,522	(178,557)	67,837

Net increase (decrease) in cash and cash equivalents	135,692	19,945	(437,454)
Cash and cash equivalents—beginning of period	62,902	42,957	480,411

Cash and cash equivalents—end of period	$198,594	$62,902	$42,957

Other Events: In July 2015, we became aware of media reports that Hamylton Padilha, the Brazilian agent the Company used in the contracting of the Titanium Explorer drillship to Petroleo Brasileiro S.A. (“Petrobras”), had entered into a plea arrangement with the Brazilian authorities in connection with his role in facilitating the payment of bribes to former Petrobras executives. Among other things, Mr. Padilha provided information to the Brazilian authorities of an alleged bribery scheme between former Petrobras executives and Mr. Su who was, at the time of the alleged bribery scheme, a member of the Board of Directors and a significant shareholder of our predecessor company, Vantage Drilling Company. When we learned of Mr. Padilha’s plea agreement and the allegations, we voluntarily contacted the U.S. Department of Justice (“DOJ”) and the U.S. Securities and Exchange Commission (“SEC”) to advise them of these recent developments, as well as the fact that we had engaged outside counsel to conduct an internal investigation of the allegations. Our internal investigation is ongoing and we are cooperating with the DOJ and SEC in their investigation of these allegations. Although we cannot predict the outcome of this matter, if the DOJ and/or the SEC determine that violations of the U.S. Foreign Corrupt Practices Act (“FCPA”) have occurred, the Company could be subject to civil and criminal sanctions, including monetary penalties, as well as additional requirements and/or changes to our business practices and compliance programs, any or all of which could have a material adverse effect on our business and financial condition. Additionally, if we become subject to any judgment, decree, order, governmental penalty or fine, this may constitute an event of default under the terms of our secured debt agreements and result in our outstanding debt becoming immediately due and payable.

On August 31, 2015, VDC received notice from Petrobras America, Inc. (“PAI”) and Petrobras Venezuela Investments & Services B.V. (“PVIS”) stating that PAI and PVIS were terminating the Agreement for the Provision of Drilling Services dated February 4, 2009 (the “Drilling Contract”). The Drilling Contract was initially entered into between PVIS and Vantage Deepwater Company, one of our wholly-owned indirect subsidiaries, and was later novated by PVIS to PAI and by Vantage Deepwater Company to Vantage Deepwater Drilling, Inc., another of our wholly-owned indirect subsidiaries. The notice stated that PAI and PVIS were terminating the Drilling Contract because Vantage had allegedly breached its obligations under the agreement. Under the terms of the Drilling Contract we initiated arbitration proceedings before the American Arbitration Association on August 31, 2015, challenging PVIS and PAI’s wrongful attempt to terminate the Drilling Contract. Vantage has maintained that it complied with all of its obligations under the Drilling Contract and that PVIS and PAI’s attempt to terminate the agreement is both improper and a breach of the Drilling Contract.

In the ongoing arbitration proceeding, the parties have exchanged initial pleadings and have confirmed an arbitral tribunal. Vantage has asserted claims against PAI and PVIS for declaratory relief and monetary damages based on breach of contract. Vantage has also asserted a claim against Petroleo Brasileiro S.A. (“PBP”) to enforce a guaranty provided by PBP. The Petrobras entities (PVIS, PAI, and PBP) have asserted that the Drilling Contract is void as illegally procured, that PVIS and PBP are not proper parties to the arbitration, and that PAI and PVIS properly terminated the contract. PAI has further counterclaimed for attorneys’ fees and costs alleging that Vantage failed to negotiate in good faith before commencing arbitration proceedings. Vantage denies that any of the claims or defenses asserted by the Petrobras entities have merit and intends to vigorously pursue its claims in the arbitration proceeding.

In connection with the cancellation of the contract, we recognized $21.5 million of deferred mobilization revenue in September 2015.

Market conditions for offshore drilling services are driven by the exploration and production spending of our customers. Due to the significant decline in oil and natural gas prices over the last year, our customers have been dramatically reducing their capital spending levels. This has resulted in a significant decline in the current market rates for drilling services and a decline in the utilization of offshore drilling rigs. We amended the Tungsten Explorer contract with the customer effective January 1, 2016 to reduce the dayrate and extend the expiration date to October 2018. The Platinum Explorer completed its initial 5-year contract in December 2015. Currently the Emerald Driller, Platinum Explorer and Titanium Explorer are available for contract. These lower utilization levels and dayrates, combined with the cancellation of the Titanium Explorer contract, will result in the Company achieving significantly lower income and cash flow from operations for 2016.